SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE BRAZIL FUND, INC.
                (Name of Registrant as Specified in Its Charter)
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement no.:
(3) Filing Party:
(4) Date Filed:
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Explanatory Note: This amendment is being filed to provide stockholders with a revised Exhibit A: Form of Amended and Restated Articles of Incorporation of
The Brazil Fund, Inc. for the Proxy Statement filed November 14, 2005.

                                    FORM OF
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                              THE BRAZIL FUND, INC.

First: The undersigned, William D. Regner, whose post office address is 919 Third Avenue, New York, New York 10022, being at least eighteen years of age, does hereby amend and restate these Articles of Incorporation for a corporation previously formed under the General Laws of the State of Maryland.

Second: The name of the corporation is THE BRAZIL FUND, INC. (the
"Corporation").

Third: Corporate Purposes.
The purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Incorporation.

Fourth: Address and Resident Agent.
The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, First Maryland Building, 32 South Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, First Maryland Building, 32 South Street, Baltimore, Maryland 21202.

Fifth: Capital Stock.

         (a) Authorized Shares. The total number of shares of stock which the
         Corporation shall have the authority to issue is [     ] shares of the
         par value of One Cent ($0.01) per share, such shares having an
         aggregate par value of $[      ].

         (b) Authorization of Stock Issuance. The Board of Directors may authorize the issuance and sale of capital stock of this Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.
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         (c) Power to Classify. The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemptions of such shares of stock. Pursuant to such classification or reclassification, the Board of Directors may increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Pursuant to such power, the Board of Directors has designated two classes of shares of capital stock of the Corporation

         (d) Series -- General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of the stock of the Corporation shall be as follows, unless otherwise provided in Sections (e) or (f) of this article or in a supplement to the Amended and Restated Articles of Incorporation:

                  (i) Assets Belonging to Class. All consideration received by the Corporation for the issue or sale of a particular class or series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any fund or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class or series for all purposes, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or other payments which are not readily attributable to a particular class or series for all purposes, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular class or series shall be allocated to and among any one or more series or classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series or class shall belong to that series or class. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

                  (ii) Liabilities Belonging to Class. The assets belonging to each class or series shall be charged with the liabilities of the Corporation in respect of that class or series and with all expenses, costs, charges and reserves attributable to that class or series and shall be so recorded on the books of account of the Corporation. Any general liabilities, expenses, costs,


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                  charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charges to and among any one or more of the classes or series shall be allocated and charges to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

                  (iii) Income. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding. "Income belonging to" a class or series includes all income, earnings and profits derived from assets belonging to that class or series, less any expenses, costs, charges or reserves belonging to that class or series, for the relevant time period.

                  (iv) Dividends and Distributions. Dividends and distributions on shares of a particular class or series may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class or series.

                  All dividends on shares of a particular class or series shall be paid only out of the income belonging to that class or series and capital gains distributions on shares of the class or series shall be only out of the capital gains belonging to the class or series. All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the shareholders of that class or series held by such shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

                  The Board of Directors shall have the power, in its sole discretion, to


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                  distribute in any fiscal year as dividends, including
                  dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or the class or series to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to reduce or eliminate liability of the Corporation or the class or series for taxes, including federal income and excise taxes, but nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company or to reduce or eliminate liability of the Corporation or the class or series for any such taxes.

                  Dividends and distributions may be paid in cash, property or shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time.

                  (v) Tax Elections. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the Internal Revenue code of 1986, as amended, without the vote of stockholders of the Corporation or any series or class.

                  (vi) Liquidation. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets of that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections [ ] and [ ] of this Article [ ]. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.


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
                  (vii) Voting Rights. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together in a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected classes or series and other classes or series shall govern with respect to the affected classes or series and other classes or series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

                  (viii) Quorum. The presence in person or by proxy of the holders of a majority of the shares of stock of the Corporation entitled to vote thereat, without regard to class, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, required approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

         (e)      Class A Common Stock.

                  (i) [         ] shares of the authorized capital stock of the
                  Corporation are designated as "Class A Common Stock."

                  (ii) The [    ] shares of capital stock of the Corporation
                  designated as the "Class A" shares shall be redeemable at a price equal to ninety-eight percent (98%) of net asset value per share if such shares have been issued and outstanding on the books of the Corporation for less than thirty (30) days subject to such exceptions as the Board of Directors may fix by resolution. The foregoing condition of redemption may be revised or eliminated by the Board of Directors from time to time, without amending or supplementing the Amended and Restated Articles of Incorporation, provided the interests of any outstanding shareholders of the Class A shares are not adversely affected.


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
                  (iii) The [ ] shares of capital stock of the Corporation designated as the "Class A" shares shall be subject to certain distribution fee payments or service fee payments associated with a plan of distribution adopted by the Corporation pursuant to Rule 12b-1 of the Investment Company Act of 1940.

         (f)      Class S Common Stock.

                  (i)      [            ] shares of the authorized capital stock
                  of the Corporation are designated as "Class S Common Stock."

                  (ii) The [    ] shares of capital stock of the Corporation
                  designated as the "Class S" shares shall be redeemable at a price equal to ninety-eight percent (98%) of net asset value per share if such shares have (i) been issued and outstanding on the books of the Corporation for less than thirty (30) days or (ii) been obtained either by purchase or by exchange within
                  six months from [     ], subject to such exceptions as the
                  Board of Directors may fix by resolution. The foregoing condition of redemption may be revised or eliminated by the Board of Directors from time to time, without amending or supplementing the Amended and Restated Articles of Incorporation, provided the interests of any outstanding shareholders of the Class S shares are not adversely affected.


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
         (g) Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose a proportion greater than a majority of the votes of all classes or series, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Amendment and Restatement and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder.

         (h) No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any classes or series, or any other securities of the Corporation, whether new or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been required, and sold to such persons, firms, corporations and associations, and for such lawful consideration and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

Sixth: Transfers of Capital Stock.

         (a)      Issue of Shares.

                  (i) The Board of Directors may from time to time issue, reissue, sell or cause to be reissued and sold any of the Corporation's authorized shares of capital stock, including additional shares hereafter authorized and any shares redeemed or repurchased by the Corporation.

                  (ii) Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

                  (iii) For any corporate purpose, such as in connection with the acquisition of all or substantially all the assets or stock of another investment company or investment trust, the Board of Directors may issue or cause to be issued shares of capital stock of the Corporation and accept in payment thereof, in lieu of cash, assets or other property, either with or without adjustment for contingent costs or liabilities, provided such assets or other property are of the character in which the Corporation is permitted to invest.


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
         (b)      Redemption of Shares.

                  (i) The Board of Directors shall authorize the Corporation to the extent it has shares or other property legally available and subject to such reasonable conditions as the board of Directors may determine, to permit each holder of shares of capital stock of the Corporation to redeem all of any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares, determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

                  (ii) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such redemption to be effected at such a price, at such time and subject to such conditions as may be required or permitted by applicable law.

                  (iii) Payment for redeemed stock shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

                  (iv) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease at the time at which the redemption price is to be paid, except the right of such stockholder to receive payment of such shares as provided herein.

                  (v) Notwithstanding any other provisions of this Article, the Board of Directors may suspend the right of stockholder of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940, and the rules, regulations and orders issued thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such


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                  time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

                  (vi) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Amended and Restated Articles of Incorporation.


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
         (c) Repurchase of Shares. The Board may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

         (d) Conversion and Exchange. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares or one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

Seventh: Board of Directors.
The number of directors of the Corporation shall be five, or such other number as may from time to time be fixed in the manner provided in the By-laws of the Corporation, provided that the number of directors shall not be less than the minimum number required under the Maryland General Corporation Law. The By-laws may authorize a majority of the directors to increase or decrease the number of directors within the limits set by these Articles and to fill vacancies created by an increase in the number of directors. Except as provided in the By-laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualify are as follows:
[Kesop Yun]; [Donna M. Hrinak]; [Ronaldo A. da Frota Nogueira]; Robert Callander; Kenneth C. Froewiss.

Eighth: Management of the Affairs of the Corporation.

         (a) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

         (b) The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide.

         (c) The Board of Directors shall have the power from time to time to authorize payment of compensation to the directors for services to the Corporation, as provided in the By-Laws, including fees for attendance at meetings of the Board of Directors and of committees.


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
         (d) The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except at such time as is conferred by statute or the By-Laws.

         (e) The Board of Directors, subject to the requirements of applicable law, shall have the power to establish, in its absolute discretion, the basis or method, timing and frequency for determining the value of assets belonging to each class or series of shares and for determining the net asset value of each share or each class or series for purposes of sales, redemptions, repurchases or otherwise.

         (f) The Board of Directors shall have the power, if the By-Laws so provide, to hold their meetings and to have one or more offices, within or without the State of Maryland, and to keep the books of the Corporation (except as otherwise required by statute) outside the State of Maryland, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

         (g) To the fullest extent permitted by Maryland law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. This limitation on liability shall apply to any liability arising out of any event occurring when a person serves as director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The Corporation shall indemnify and advance expenses to its currently acting and former directors and to its currently acting and former officers to the fullest extent permitted by Maryland law, as amended or interpreted. No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933 or of the Investment Company Act of 1940 or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this paragraph [ ] with respect to any act or omission which occurred prior to such amendment or repeal.

Ninth: Shareholders.


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         (a) Meetings of Shareholders. Unless an election of directors is required by the Investment Company Act of 1940, the Corporation shall not be required to hold an annual meeting of shareholders in any year.

Tenth: Reservation of Right to Amend.
The Corporation reserves the right to amend or repeal any provision contained in these Amended and Restated Articles of Incorporation from time to time and at any time in the manner now or hereafter prescribed by the laws of the State of Maryland and all rights herein conferred upon stockholders are granted subject to such reservation.

             IN WITNESS WHEREOF, I have signed these Amended and Restated Articles of Incorporation and acknowledge the same to be my act on the [ ]nd day
of [    ], 2006.


                                                 ------------------------------
                                                 William D. Regner


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